How to Invest

Eligible Investors
The HIT is an open-end investment company registered with the Securities and Exchange Commission. Units in the HIT may be purchased by two types of entities — Eligible Pension Plans and Labor Organizations.

An Eligible Pension Plan is a pension plan that has beneficiaries who are represented by a Labor Organization and that constitutes either a pension plan qualified trust under Section 401(a) of the Internal Revenue Code (the Code); a governmental plan within the meaning of Section 414(d) of the Code; or a master trust that holds assets of at least one such pension plan or governmental plan.  This category may include, among others, Taft-Hartley and other union pension plans and public employee pension plans.  An Eligible Pension Plan can also include a non-United States pension or retirement program, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974.

A Labor Organization is an organization in which employees participate, directly or through affiliated organizations, and which exists to deal with employers concerning terms or conditions of employment. For purposes of investing in the HIT, a Labor Organization can also include any employee benefit plan of such an organization (such as a voluntary employee beneficiary association (VEBA)), or any other organization which the Board of Trustees of the HIT determines is affiliated with or sponsored by such a Labor Organization.

Purchasing Units
Units in the HIT may only be purchased directly from the HIT and are sold without any sales charge (load) or commission.  A minimum initial investment of $50,000 is required.  Fractional units meeting the minimum investment requirement may be purchased.  Units may only be purchased on the last business day of each month.  The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month.

Distributions
Pro rata distributions of net income earned during the preceding month are paid to Participants each month in cash. If desired, a Participant may authorize the HIT to automatically reinvest these distributions at the net asset value as of the end of the calendar month.

For additional information on how to invest and redeem units in the HIT, please see the HIT Prospectus, which must be read carefully before investing. The Prospectus contains important information regarding the specific procedures and eligibility requirements for purchasing units in the HIT, as well as additional information on redemption procedures. If you have questions about investing in the HIT or want to obtain a copy of the Prospectus, please call the HIT collect at 202-331-8055 and ask to speak with the Marketing and Investor Relations Department.

Canadian investors must be "accredited investors" under National Investment 45-106 Prospectus and Registration Exemptions, a rule of the Canadian securities administrators. No Canadian securities administrator has approved or disapproved upon the offering of units in the HIT in Canada.